UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 5, 2004

                          Dynamic Materials Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

             0-8328                                         84-0608431
     (Commission File Number)                           (I.R.S. Employer
                                                      Identification Number)

                                 (303) 655-5700
              (Registrant's Telephone Number, Including Area Code)

        5405 Spine Road, Boulder, Colorado                    80301
      (Address of Principal Executive Offices)              (Zip Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
  |_| Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
  |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 2.02      Results of Operations and Financial Condition

     On November 11, 2004, the Dynamic Materials Corporation (the "Company") issued a press release announcing its financial results for the third quarter of 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information provided in this Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, unless specifically stated so therein.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     (b) Resignation of Director

     On November 10, 2004, the Company issued a press release attached hereto as
Exhibit 99.1 that Yves Charvin has resigned as director of the Company. Mr. Charvin's resignation was not due to a disagreement with the Company known to any executive officer of the Company, and Mr. Charvin did not serve on any committees of the Board of Directors.

     (d) Election of Director

     The Company's Board of Directors elected Michel Rieusset as director at a meeting held on November 5, 2004 to fill the vacancy resulting from the resignation of Yves Charvin. Mr. Rieusset is not expected to serve on any committees of the Board of Directors.

     Mr. Rieusset serves as in house general counsel for Groupe SNPE, which owns a 54% interest in the Company through a U.S. subsidiary, SNPE, Inc.



Item 9.01.   Financial Statements and Exhibits

             (c)  Exhibits.

             99.1 Press release reporting financial results for the third quarter of 2004, dated November 11, 2004

             99.2 Press release announcing changes to the board of directors dated November 10, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    DYNAMIC MATERIALS CORPORATION


                                    By:    /s/ Richard A. Santa
                                           ----------------------------------
                                           Richard A. Santa
                                           Vice President and Chief Financial
                                           Officer



Dated:  November 12, 2004

                                INDEX TO EXHIBITS

Number    Description

99.1 Press release reporting financial results for the third quarter of 2004, dated November 11, 2004

99.2 Press release announcing changes to the board of directors dated November 5, 2004.